Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the Class A Shares of 4Front Ventures Corp., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of October 30, 2023.

October 30, 2023
Date

NAVY CAPITAL GREEN MANAGEMENT LLC

/s/ John Kaden
Signature

John Kaden/Manager
Name/Title

/s/ Sean Stiefel
Signature

Sean Stiefel/Manager
Name/Title

/s/ Chetan Gulati
Signature

Chetan Gulati/Manager
Name/Title

NAVY CAPITAL GREEN MANAGEMENT PARTNERS, LLC

/s/ John Kaden
Signature

John Kaden/Manager
Name/Title

/s/ Sean Stiefel
Signature

Sean Stiefel/Manager
Name/Title

/s/ Chetan Gulati
Signature

Chetan Gulati/Manager
Name/Title

NAVY CAPITAL GREEN FUND, LP

/s/ John Kaden
Signature

John Kaden/Manager of its General Partner
Name/Title

/s/ Sean Stiefel
Signature

Sean Stiefel/Manager of its General Partner
Name/Title

/s/ Chetan Gulati
Signature

Chetan Gulati/Manager of its General Partner
Name/Title

NAVY CAPITAL GREEN CO-INVEST FUND LLC

/s/ John Kaden
Signature

John Kaden/Manager of its Manager
Name/Title

/s/ Sean Stiefel
Signature

Sean Stiefel/Manager of its Manager
Name/Title

/s/ Chetan Gulati
Signature

Chetan Gulati/Manager of its Manager
Name/Title

NAVY CAPITAL GREEN CO-INVEST PARTNERS, LLC

/s/ John Kaden
Signature

John Kaden/Manager of its Manager
Name/Title

/s/ Sean Stiefel
Signature

Sean Stiefel/Manager of its Manager
Name/Title

/s/ Chetan Gulati
Signature

Chetan Gulati/Manager of its Manager
Name/Title

NAVY CAPITAL GREEN HOLDINGS, LLC

/s/ John Kaden
Signature

John Kaden/Manager of its Manager
Name/Title

/s/ Sean Stiefel
Signature

Sean Stiefel/Manager of its Manager
Name/Title

/s/ Chetan Gulati
Signature

Chetan Gulati/Manager of its Manager
Name/Title

/s/ John Kaden
Signature

John Kaden
Name

/s/ Sean Stiefel
Signature

Sean Stiefel
Name

/s/ Chetan Gulati
Signature

Chetan Gulati
Name